UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

Triad Guaranty Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Stratford Road

Winston-Salem, North Carolina 27104

(Address of principal executive offices) (zip code)

(336) 723-1282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Triad Guaranty Inc. (the “Company”) previously announced on June 19, 2008 that, effective July 15, 2008, its main operating insurance subsidiary, Triad Guaranty Insurance Corporation (“TGIC”), would cease issuing commitments for mortgage insurance and would work with its customers, the Illinois Division of Insurance and the GSEs, Fannie Mae and Freddie Mac, to assure an orderly transition of its business into run-off. In connection with the decision to transition TGIC’s business into run-off, the Company has notified Standard & Poor’s Ratings Services, Moody’s Investor Services and Fitch Ratings (collectively, the “rating agencies”) that the Company is terminating all agreements with the rating agencies regarding the issuance of ratings for the Company and its subsidiaries, including TGIC. As a result of the Company’s decision to terminate these agreements, the rating agencies are expected to withdraw their existing ratings of the Company and all of its subsidiaries, including TGIC. Any decision to withdraw the ratings of the Company and its subsidiaries is expected to be made and announced by the rating agencies. The Company has notified the Illinois Department of Insurance, as well as Fannie Mae and Freddie Mac, of its intention to terminate the rating agreements.

 Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include estimates and assumptions related to economic, competitive, regulatory, operational and legislative developments. These forward-looking statements are subject to change, uncertainty and circumstances that are, in many instances, beyond the Company’s control and they have been made based upon management’s current expectations and beliefs concerning future developments and their potential effect on the Company. Actual developments and their results could differ materially from those expected by the Company, depending on the outcome of a number of factors, including the Company’s ability to successfully or timely transition into run-off, its ability to enhance its capital resources, the possibility of general economic and business conditions that are different than anticipated, legislative, regulatory, rating agency and other similar developments, changes in interest rates, the housing market, the mortgage industry and the stock market, stronger than anticipated competitive activity, as well as the factors described under “Risk Factors” and under “Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and in future filings by the Company in other reports and statements that it files with the Securities and Exchange Commission. Forward-looking statements are based upon management’s current expectations and beliefs concerning future events and the Company undertakes no obligation to update or revise any forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

/s/ Kenneth W. Jones
July 10, 2008	Kenneth W. Jones
Senior Vice President and Chief Financial Officer